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                                                                   EXHIBIT 10.37


                                26 SUNSET DRIVE
                          KENSINGTON, CALIFORNIA 94707

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                                  510/524-5525

                           LEASE EXTENSION AGREEMENT

This agreement is dated January 23, 1997 for reference purposes and is an additional modification to the current Lease dated November 30, 1990 between Charles A. Grant and Mark Greenberg (LESSOR) and Urnotech Calypte Biomedical Corporation (LESSEE) for the property known as 1440 Fourth Street, Berkeley,
California:

1) DECLINATION OF TWO YEAR EXTENSION OPTION. LESSEE hereby declines to exercise its option to extend the Lease through June 1999.

2) LEASE EXTENDED THROUGH JUNE 1998. The Lease is hereby extended for one year through June 30, 1998. The lease rate for this extension period will continue at $16,000 per month through December 1997 and will increase to $17,000 per month beginning January 1998.

3) LEASE EXTENSION OPTION THROUGH JUNE 1999. LESSEE is granted an option to extend the lease through June 30, 1999. LESSEE may exercise this option by giving written notice to LESSOR by January 15, 1998. The lease rate for the extended period will continue at $17,000 per month through December 1998 and increase to $18,000 per month thereafter.

SIGNED:        /s/ Charles A. Grant      Gen. Part.    1-23-97
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               FOR LESSOR                TITLE          DATE



SIGNED:        /s/ John J. DiPietro      CFO           2-3-97
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               FOR LESSEE                TITLE          DATE